UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2024

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	MAQCU	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2024, Maquia Capital Acquisition Corporation (“Maquia” or the “Company”), received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “Notice”) of failure to satisfy a continued listing standard from Nasdaq under Listing Rule 5620(a). The Notice indicated that the Company failed to hold an annual meeting of stockholders within the required twelve-month period from the end of the Company’s fiscal year. The Notice is only a notification of deficiency, not of imminent delisting. Therefore, the Notice has no current effect on the listing or trading of the Company’s securities on Nasdaq. In accordance with Nasdaq Listing Rule 5810(c)(2)(G), the Company has 45 calendar days to submit a plan to regain compliance. The Company intends to submit a plan to regain compliance within the required timeframe. If that plan is accepted, Maquia may be granted an exception of up to 180 calendar days from the fiscal year end, or June 28, 2024, to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the Company’s intention to submit a plan to regain compliance with Listing Rule 5620(a) within the required timeframe, are forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to the Company’s ability to submit a plan to regain compliance satisfactory to Nasdaq; the Company’s ability to hold an annual meeting; and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2024

Maquia Capital Acquisition Corporation

By:	/s/Jeronimo Peralta
Name:	Jeronimo Peralta
Title:	Chief Financial Officer

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